Celanese Q3 2015 Earnings Monday, October 19, 2015 Conference Call / Webcast Tuesday, October 20, 2015 10:00 a.m. Eastern Time © Celanese Mark Rohr, Chairman and Chief Executive Officer Chris Jensen, SVP, Finance and Chief Financial Officer Exhibit 99.3

© Celanese Celanese Corporation 2 This presentation may contain "forward-looking statements," which include information concerning the company's plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this release. These risks and uncertainties include, among other things: changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; changes in the price and availability of raw materials, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, wood pulp and fuel oil and the prices for electricity and other energy sources; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions; the ability to reduce or maintain their current levels of production costs and to improve productivity by implementing technological improvements to existing plants; increased price competition and the introduction of competing products by other companies; market acceptance of our technology; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the company; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, cyber security incidents, terrorism or political unrest or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the occurrence of acts of war or terrorist incidents or as a result of weather or natural disasters; potential liability for remedial actions and increased costs under existing or future environmental regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry; and various other factors discussed from time to time in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this presentation, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Presentation This presentation presents the Company’s business segments in two subtotals, reflecting our two cores, the Acetyl Chain and Materials Solutions, based on similarities among customers, business models and technical processes. The Acetyl Chain includes the Company’s Acetyl Intermediates segment and the Industrial Specialties segment. Materials Solutions includes the Company’s Advanced Engineered Materials segment and the Consumer Specialties segment. For comparative purposes, the historical financial information included herein has been presented to reflect the Acetyl Chain and Materials Solutions subtotals. There has been no change to the composition of the Company’s business segments. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, contain references to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the company and referenced in this presentation, including definitions and reconciliations with comparable GAAP financial measures, as well as prior period information, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available under Investor Relations/Financial Information/Non-GAAP Financial Measures on our website, www.celanese.com. Forward-Looking Statements

© Celanese Celanese Corporation 3 Mark Rohr Chairman and Chief Executive Officer

© Celanese Celanese Corporation 4 Clear Lake Methanol - Completed construction and achieved full production rates Record time and the lowest greenfield capital cost per ton in recent industry history

© Celanese Celanese Corporation 5 Net sales (in millions) Factors Affecting Net Sales $1,800 $1,200 $600 $0 30% 20% 10% 0% Q3 2014 Q2 2015 Q3 2015 20.1% 22.0% 21.6% $1,769 $1,477 $1,413 Q3 Performance Celanese Corporation Q3 2015 Highlights • Generated strong third quarter adjusted earnings of $1.50 per share, the second highest performance for a third quarter • Realized adjusted EBIT margin of 21.6 percent, a record for a third quarter • Repurchased 6.6 million shares, deploying $420 million of cash • Increased outstanding share repurchase authorization by $1 billion and announced plans to complete the authorization over two years *QoQ represents Q3 2015 as compared to Q2 2015; YoY represents Q3 2015 compared to Q3 2014. Adjusted EPS Q3 2015 $1.50 Q2 2015 $1.58 Q3 2014 $1.61 Total segment income margin QoQ* YoY* 5% 0% -5% -10% -15% -20% -25% Volume Price CurrencyOther Total

© Celanese Celanese Corporation 6 Net sales (in millions) Materials Solutions Q3 Performance Factors Affecting Net Sales $800 $600 $400 $200 $0 60% 40% 20% 0% Q3 2014 Q2 2015 Q3 2015 30.9% 34.8% 36.8% $657 $595 $573 Total core income margin YoY Core income highlights • Lower volume in Consumer Specialties on customer destocking in acetate tow • Lower price driven by industry utilization rates in acetate tow and selectivity in engineered materials • Expanded margin by maintaining price in engineered materials as raw material costs declined QoQ Core income highlights • Record adjusted EBIT of $211 million • Record core income margin of 36.8% • Expanded margin 200 basis points despite volume decline due to normal seasonal patterns and commercial selectivity in engineered materials QoQ YoY 2% 0% -2% -4% -6% -8% -10% -12% -14% Volume Price Currency Other Total

© Celanese Celanese Corporation 7 YoY Segment income highlights • Margin expanded as price discipline more than offset lower raw material costs • Lower volume on commercial selectivity QoQ Segment income highlights • Record adjusted EBIT • Record segment margin, expanded 300 basis points • Margin expanded: ◦ Price discipline as raw material costs decreased ◦ Affiliate earnings increased • Volume declined on normal seasonal patterns and commercial selectivity Net sales (in millions) Advanced Engineered Materials Q3 Performance Factors Affecting Net Sales $400 $300 $200 $100 $0 40% 30% 20% 10% 0% Q3 2014 Q2 2015 Q3 2015 23.8% 29.5% 32.5% $366 $346 $326 Total segment income margin QoQ YoY 2% 0% -2% -4% -6% -8% -10% -12% Volume Price Currency Other Total

© Celanese Celanese Corporation 8 Consumer Specialties Q3 Performance Factors Affecting Net Sales YoY Segment income highlights • Lower acetate tow volume driven by customer destocking • Lower price on reduced industry utilization rates • Productivity initiatives contributed to record margin QoQ Segment income highlights • Volume and price consistent sequentially • Record segment income margin of 42.5% • Productivity initiatives contributed to record margin Net sales (in millions) Total segment income margin $300 $200 $100 $0 60% 40% 20% 0% Q3 2014 Q2 2015 Q3 2015 39.9% 42.2% 42.5% $291 $249 $247 QoQ YoY 5% 0% -5% -10% -15% -20% Volume Price Currency Other Total

© Celanese Celanese Corporation 9 Acetyl Chain Q3 Performance Factors Affecting Net Sales YoY Core income highlights • Lower price due to prior year industry outages in VAM that did not reoccur, lower raw material costs and lower demand in China • Volume decrease driven by lower China demand • Weaker Euro / US Dollar exchange rate QoQ Core income highlights • Volume and price slightly lower due to: ◦ normal seasonality in emulsion polymers ◦ muted acetyl demand in China • Margin declined on higher U.S. methanol costs as our advantaged methanol supply contract expired Net sales (in millions) Total core income margin $1,200 $900 $600 $300 $0 40% 30% 20% 10% 0% Q3 2014 Q2 2015 Q3 2015 16.0% 15.0% 12.8% $1,142 $911 $872 QoQ YoY 5% 0% -5% -10% -15% -20% -25% -30% Volume Price Currency Other Total

© Celanese Celanese Corporation 10 Forward View 2015 Outlook • Continue momentum in engineered materials and broad based productivity initiatives • Offset headwinds of weak Euro, reduced tow volumes and softer demand in China • Increasing adjusted earnings outlook to $5.90 - $6.10 per share for 2015 2016 View • Not relying on improvement in economic environments, will maintain control of what we can drive ◦ Engineered Materials - Focused pipeline model, customer centric application development, increase project launches and earnings growth ◦ Cellulose Derivatives - Offset destocking impacts through capacity rationalization and productivity. Maintain earnings relatively consistent with 2015 ◦ Acetyls - Leverage value creation model, including integrated global platform and flexibility, to grow earnings across the chain ◦ Perpetual productivity Increasing 2015 adjusted earnings outlook to $5.90 to $6.10 per share

© Celanese Celanese Corporation 11 Chris Jensen SVP, Finance and Chief Financial Officer

© Celanese Celanese Corporation 12 Strong Cash Flow Generation • On pace for second consecutive record year of Free Cash Flow in 2015, expecting at least $600 million • Expect 2015 net capital expenditures in the range of $325 million to $350 million • Q3 2015 impacted by timing of certain cash items: ◦ Non-recurring legacy tax settlement already accrued ◦ Timing of receipt of affiliate dividends Strong cash generation; tracking to record year of Free Cash Flow Free Cash Flow (in millions) Cash flow from operations Free cash flow (FCF) FCF as % net sales $1,000 $800 $600 $400 $200 $0 12% 10% 8% 6% 4% 2% 0% Q3 2014 YTD Q3 2015 YTD $796 $726 $526 $482 10.0% 11.1%

© Celanese Celanese Corporation 13 Return of Cash to Shareholders • Deployed $420 million to repurchase 6.6 million shares in Q3 • Reduced share count by 4.3% • Increased remaining share repurchase authorization by $1 billion, expect to complete within two years $2.3 billion returned to shareholders since 2007 via dividends and share repurchases Dividend Payout and Share Repurchases (in millions) Dividend Share Repurchases $600 $500 $400 $300 $200 $100 $0 2012 2013 2014 2015 YTD $43 $83 $144 $131$45 $164 $250 $420 Share Repurchases Dividend • 60% dividend CAGR since 2012, to achieve desired payout ratio • Expect to maintain consistent payout ratio of approximately 20% $551 $394 $247 $88